SHARE PURCHASE AGREEMENT





                                  MarketU Inc.
                        Suite 1A, 20145 Stewart Crescent
                        Maple Ridge, B.C., Canada V2X 0T6
                               Tel: (604) 460-7631




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                            INSTRUCTIONS TO COMPLETE

If you wish to sell your shares of Amrr.com, Inc. to MarketU Inc. in exchange for common shares of MarketU Inc., please:

(1) Complete the address where the new share certificates for the Exchangeable Shares are to be delivered on page 9 of this Share Purchase Agreement;

(2)  Sign this Share Purchase Agreement beside your name in pages 9 to 12;

(3)  Sign and date your power of attorney attached as Schedule "D";

(4) Fax page 9, the signed signature page and power of attorney to: (604) 460-7684 by January 22, 2001;

(5) Deliver your completed and original power of attorney and original share certificate of Amrr.com, Inc. to Scott Munro at MarketU Inc. at the following address:

                                  MarketU Inc.
                        Suite 1A, 20145 Stewart Crescent
                        Maple Ridge, B.C., Canada V2X 0T6
                          Telephone no. (604) 460-7631
                             Fax no. (604) 460-7684
                             Attention: Scott Munro

If you have faxed the signature page of the Share Purchase Agreement to MarketU do not send the original agreement to MarketU again. The new share certificates representing shares of MarketU will be sent by mail to you in February 2001, by MarketU's transfer agent in Colorado.

If you have any questions in completing the Share Purchase Agreement, please call Scott Munro at (604) 460-7631.


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                            SHARE PURCHASE AGREEMENT

THIS AGREEMENT is dated for reference the 8th day of December, 2000.

AMONG:

            Each party listed on Schedule "A" attached hereto who has agreed to become a party to, and be bound by, the terms of this Agreement

            (hereinafter collectively called the "Vendors" and individually the "Vendor")

AND:
            MARKETU INC. a Nevada Corporation with an executive office located at Suite 1A, 20145 Stewart Crescent, Maple Ridge, British Columbia, Canada, V2X 0T6

            (hereinafter called the "Purchaser")

AND:

            AMRR.COM, INC., a Nevada Corporation with an executive office located Suite 1A, 20145 Stewart Crescent, Maple Ridge, British Columbia, Canada, V2X 0T6

            (hereinafter called the "Company")

WITNESSES THAT WHEREAS:

A. The Vendors are the legal and/or beneficial owners of an aggregate of 256,956 common shares in the capital of the Company (the "Shares"), allocated and described in Schedule "A" hereto; and
B. The Purchaser has agreed to purchase the Shares upon the terms and conditions herein set forth.

NOW THEREFORE in consideration of the premises, the covenants and agreements and warranties hereinafter set forth, it is hereby agreed as follows:

 SALE AND PURCHASE

1. Based on and relying upon the representations and warranties herein, the Vendors who have executed this share purchase agreement (the "Agreement"), hereby each agree to sell the Shares to the Purchaser and the Purchaser hereby agrees to purchase the Shares from such Vendors on the terms and conditions herein contained.
2. The purchase price (the "Purchase Price") payable by the Purchaser to the Vendors for the Shares shall be payable on the Closing Date by the issuance of up to 513,912 common shares in the capital stock of the Purchaser (the "Exchangeable Shares") as per the allocation table set out in Schedule "A", to be issued in exchange for the Shares held by the Vendors in the Company.
3. The Exchangeable Shares will be issued pursuant to exemptions under the US Securities Act of 1933 and under the applicable exemptions in Canada.

COMPANY'S REPRESENTATIONS AND WARRANTIES

4. The Company represents and warrants to the Purchaser, to the best of their knowledge, information and belief after making due inquiry that:


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(a)  the Company is a company  duly  incorporated  validly  existing and in good standing under the laws of the State of Nevada;
(b) the authorized capital of the Company consists of 25,000,000 Shares of capital stock with a par value of $0.001 per share, of which there are 256,956 issued and outstanding;
(c) the Shares are duly authorized, validly issued and outstanding as fully paid and non-assessable shares;
(d) the Company has the full corporate power and authority to carry on the business presently being carried on by it and as proposed to be carried on by it;
(e) the Company holds all licenses and permits as required for carrying on its business;
(f) the books and records of the Company fairly and correctly set out and disclose in all material respects, in accordance with Canadian generally accepted accounting principles, the financial position of the Company as at the date hereof and all material financial transactions of the Company relating to its business have been accurately recorded in such books and records;
(g)   no payments of any kind have been made or authorized to or on behalf of the Vendors or to or on behalf of officers, directors or shareholders of the Company or under any management agreements with the Company which are not recorded in the books or records of the Company or which have not been disclosed in writing to the Purchaser other than payments made in the normal course of business;
(h) there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of the Company or the Vendors threatened against or affecting the Company at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency;
(i)  the  Company  is  not  in  breach  of  any  laws,   ordinances,   statutes,
     regulations, by-laws, orders or decrees to which it is subject or which apply to it;
(j) the Company is not a party to any collective agreement with any labour union or other association or employees and no attempt has been made to organize or certify the employees of the Company as a bargaining unit;
(k) there are no pensions, profit sharing, group insurance or similar plans or other deferred compensation plans affecting the Company;
(l) the Company is not indebted to any employee of the Company or other workers engaged in the business of the Company and the Company has not received or been notified of any general wage claims;
(m) the Company is the sole beneficial owner and has good and marketable title to all its properties and assets free and clear of all liens, mortgages, pledges, deeds of trust, conditional sale agreements, encumbrances, charges or claims of every kind and nature whatsoever;
(n) the Company has not experienced nor is it aware of any occurrence or event which has had, or might reasonably be expected to have, a materially adverse affect on its business or the results of its operations;
(o) other than disclosed in the management prepared unaudited financial statements for the year ended September 30, 2000 and the two months ended November 30, 2000, the Company is not indebted or under obligation to the Vendors or any officer, director, employee or shareholder of the Company;

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(p)   this Agreement once duly executed and delivered by a Vendor and the
      Company will constitute a legal, valid and binding obligation of the said Vendor and the Company, enforceable against the said Vendor and the Company in accordance with its terms; and
(q) the Company has due and sufficient right, power and authority (including any and all necessary corporate and/or shareholder authorizations) to enter into this Agreement on the terms and conditions herein set forth.

 COMPANY'S COVENANTS

5.    The Company covenants and agrees that:

(a) The Company will permit the Purchaser or whoever it directs on its behalf to examine the records, statements and accounts of the Company on regular business days and during regular business hours up to and including the Closing Date and make such audit of the books of account of the Company and physical verification of the inventory of the Company as the Purchaser may see fit.

VENDOR'S REPRESENTATIONS AND WARRANTIES

6. Each Vendor hereby represents and warrants to the Purchaser as follows that:

(a) the Vendor's Shares are free and clear of all liens, claims, charges and encumbrances of every nature and kind whatsoever;
(b) the Vendor is the sole registered and/or beneficial owner of his Shares as listed in Schedule "A" and has due and sufficient right and authority to transfer the legal and beneficial title and ownership of the Vendor's Shares to the Purchaser, and the Vendor has due and sufficient right, power and authority (including any and all necessary corporate and/or shareholder authorizations) to enter into this Agreement on the terms and conditions herein set forth, and this Agreement, when executed and delivered by him, will constitute a legal and binding obligation enforceable against him in accordance with its terms;
(c) no person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of the Vendor's Shares;
(d) the Vendor has the capacity to protect his own interests in connection with the acquisition of the Exchangeable Shares and are capable of evaluating the merits and risks of an investment in the Purchaser by reason of his business and financial knowledge and experience;
(e) the Vendor is acquiring the Exchangeable Shares for investment for his own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Vendor understands that the Exchangeable Shares have not been, and will not be, registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Vendor's representations as expressed herein;
(f) the Vendor acknowledges that the Exchangeable Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Vendor is aware of the restrictions and limitations on resale of the Exchangeable Shares of the Purchaser into the United States. In addition, each Vendor is aware of the provisions of Rule 144 promulgated under the Securities Act ("Rule 144") which permit limited resales in the U.S. of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the

     Exchangeable Shares the availability of certain current public information about the Purchaser, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations;
(g) the Vendor has had an opportunity to discuss the Purchaser's business, management and financial affairs with the Company's management and has also had an opportunity to ask questions of the Purchaser's officers, which questions were answered to the Vendors' satisfaction. The Vendor has been furnished with or has had access to such information as a sophisticated investor would customarily require to evaluate the merits and risks of the proposed investment together with such additional information as is necessary to verify the accuracy of the information supplied. The Vendor represents and acknowledges that he has been solely responsible for his own due-diligence investigation of the Purchaser and its management and business, for the Vendor's own analysis of the merits and risks of this investment, and for the Vendor's own analysis of the terms of the investment, and that in taking any action or performing any role relative to the proposed investment, he has acted solely in his own interest, and that neither him nor any of his agents or employees has acted as an agent, employee, partner or fiduciary of any other person, or as an agent of the Purchaser, or as an issuer, underwriter, broker, dealer or investment advisor relative to this investment;
(h) the Vendor understands that the Purchaser has limited operating history, and that investment in the Purchaser involves substantial risks. The Vendor further understands that the acquisition of the Exchangeable Shares will be a highly speculative investment. The Vendor is able, without impairing his financial condition, to hold the Exchangeable Shares for an indefinite period of time and to suffer a complete loss of his investment;
(i) the Vendor represents and warrants to the Purchaser that the Vendor has reviewed the Form 10-KSB and audited financial statements attached hereto as Schedule "B" and "C" respectively; and
(j) the representations and warranties contained in this Agreement shall be true at and as of the Closing Date as if such representations and warranties were made as of such time.

 VENDORS' COVENANTS

7.    Each Vendor covenants and agrees that:

(a) the Vendor will deliver, by facsimile or otherwise, his respective signature page to the Purchaser by January 22, 2001;
(b) the Vendor will, prior to the Closing Date, take all steps and proceedings and execute such further assurances and documents as may be required to obtain the transfer and registration of the Shares into the name of the Purchaser provided that the Purchaser has observed and performed the terms and conditions of the Agreement on the Closing Date; and
(c) the Vendor's representations and warranties contained in this Agreement shall be true at and as of the Closing Date as if such representations and warranties were made as of each time.

8. Each Vendor hereby nominates, constitutes and appoints the President of the Purchaser as the Vendor's true and lawful attorney to:

(a) execute any and all such documents as may be necessary to register him as a shareholder of the Purchaser; and
(b) execute any and all such documents, which in the President of the Purchaser's sole discretion shall deem necessary, desirable or proper in order to give effect to the true intent of this Agreement.

9. Each of the Vendors recognize that Fraser and Company does not represent the Vendors and acknowledges and agrees that the Vendor has had the opportunity to obtain independent legal, accounting, investment and tax advice prior to the execution and delivery of this Agreement, and in the event that a Vendor did not avail himself of that opportunity prior to signing this Agreement, such Vendor did so voluntarily and without any undue pressure or influence and agrees that any failure to obtain independent legal, accounting, investment or tax advice shall not be used as a defence to the enforcement of the Vendor's obligations under this Agreement.

 PURCHASER'S REPRESENTATIONS AND WARRANTIES

10. As an inducement to the Company and each of the Vendors to enter into this Agreement and to consummate the transactions provided for herein, the Purchaser represents and warrants to the Company and each of the Vendors, to the best of its knowledge, information and belief after making due inquiry that:

(a) the Purchaser was incorporated on June 5, 1997 under the laws of the State of Nevada;
(b) the Purchaser is duly incorporated, validly existing and in good standing under the laws of the State of Nevada;
(c) it has full and absolute right, power and authority to enter into this Agreement on the terms and conditions herein set forth, to carry out the transactions contemplated hereby and, to issue to the Vendors the Exchangeable Shares on the Closing Date;
(d) this Agreement once duly executed and delivered by the Purchaser, together with the execution of this Agreement by the Vendor, will constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms by the said Vendor;
(e) no proceedings have been taken or authorized by the Purchaser, or to the knowledge of the Purchaser, by any person, with respect to the bankruptcy, insolvency, liquidation, dissolution or winding-up of the Purchaser or with respect to any amalgamation, merger, consolidation, arrangement or reorganization relating to the Purchaser;
(f) the authorized capital stock of the Purchaser consists of 50,000,000 Common Shares with a par value of US $0.001 per share, of which 8,263,154 are issued and outstanding, and 10,000,000 Preferred Shares with a par value of US$0.001 per share, of which 4,500,000 shares of Series A Preferred Stock are issued and outstanding;
(g) all of the Exchangeable Shares which will be issued to the Vendors hereunder in compliance with applicable laws and the articles of the Purchaser, and will be issued fully paid and non-assessable, and free and clear of all liens, charges and encumbrances;
(h)   the Purchaser has the following subsidiaries:

          (i)  Most Referred Real Estate Agents Inc.;
          (ii) Home Finders Realty Ltd.; and
          (iii) 604587 British Columbia Ltd.;

(i) as of the date of this Agreement, the officers and directors of the Purchaser are as follows:

                 Name                      Position
               -------                     ----------

            Kenneth Galpin           President and Director

            William Coughlin         Director and Product Development
                                     Officer


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            Scott Munro              Treasurer and Principal Financial
                                     Officer

            George Shahnazarian      Secretary

The Purchaser has nominated six directors to serve on the Board of Directors of the Purchaser, to be elected at its upcoming Annual Meeting scheduled to be held on December 18, 2000. The six nominees are: William Coughlin, Glenn Davies, Kenneth Galpin, Ken Landis, George Shahnazarian and David Woodcock;

(j) attached hereto as Schedule "C" are true and complete copies of the Purchasers audited financial statements for the fiscal year ended on July 31, 2000 and Form 10-KSB for the fiscal year ended July 31, 2000 attached as Schedule "B" (the "Purchaser's Financial Statements"). The Purchaser's Financial Statements have been prepared in accordance with U.S. GAAP and present fairly the financial position, results of operations and statements of changes in the Purchasers financial position for the period indicated;
(k) no adverse material changes in the affairs of the Purchaser have occurred since July 31, 2000;
(l) there are no liabilities, contingent or otherwise of the Purchaser which are not disclosed or reflected in its Financial Statements or as set forth in Schedule "C" attached hereto;
(m) the operation of the Purchaser's business has not violated or infringed any U.S. Federal or State securities laws or regulations; and
(n) all tax returns and reports of the Purchaser required by law to be filed prior to the date hereof have been filed and are substantially true, complete and correct, and all taxes and other government charges have been paid or accrued in the Purchaser Financial Statements.

CONDITIONS PRECEDENT FOR THE PURCHASER

11. All obligations of the Purchaser under this Agreement are subject to the fulfillment on or prior to the Closing Date, of each of the following conditions to the satisfaction of the Purchaser's solicitor:

(a) all covenants, warranties and agreements of the Vendors to be performed on or before the Closing Date pursuant to the terms and conditions of this Agreement have been duly performed;
(b) the Vendors shall transfer the Shares to the Purchaser and such Shares shall be registered on the books of the Company in the name of the Purchaser at the Closing Date; and
(c) the representations and warranties of the Vendors set forth in this Agreement shall be true and correct as of the date of the Agreement and shall be true and correct as at the Closing Date as if made by the Vendors on the Closing Date.

12. The Vendors agree that the foregoing conditions in section Error! Reference source not found. are inserted for the exclusive benefit of the Purchaser and may be waived by the Purchaser in whole or in part at any time.
13. In the event any of the conditions set forth in section Error! Reference source not found., are not met by the Closing Date for whatever reason, the Purchaser, at its option, may elect not to proceed with the purchase of the Shares contemplated herein without prejudice to any other rights and remedies.

 SHARE CERTIFICATE LEGENDS

14. It is understood that the certificates evidencing the Purchaser's Exchangeable Shares may bear one or more legends in substantially the following forms, as well as any other legend required by the laws of any applicable jurisdiction:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE U.S. OR TO U.S. PERSONS IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. HEDGING TRANSACTIONS FOR SUCH SECURITIES MAY NOT BE MADE UNLESS IN COMPLIANCE WITH SUCH ACT.

   If the residence of the Vendor is outside the United States, the Vendor hereby consents to the placement of a further legend on all certificates representing the Exchangeable Shares in substantially the following form:

      THE TRANSFER OF THESE SECURITIES IS PROHIBITED EXCEPT (I) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES), PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED; (II) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED; OR (III) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED.

15. The Purchaser need not record a transfer of its shares, unless the conditions specified in any applicable legends are satisfied. The Purchaser may also instruct its transfer agent not to record the transfer of any of the shares unless the conditions specified in the applicable legends are satisfied.

16. The legend relating to the Securities Act endorsed on a stock certificate pursuant to this Agreement and the stop transfer instructions with respect to the shares represented by such certificate shall be removed and the Purchaser shall issue a certificate without such legend to the holder of such shares if such shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder provides to the Purchaser an opinion of counsel reasonably satisfactory to the Purchaser, or a no-action letter or interpretive opinion of the staff of the Securities and Exchange Commission to the effect that a public sale, transfer or assignment of shares may be made without registration and without compliance with any restriction such as Rule 144.

 CLOSING

17.The sale and purchase of the Shares shall close on January 25, 2001, or on such other date agreed by the respective Vendor and the Purchaser with regards to the Vendor's Shares, which date and time are referred to herein as the "Closing Date".
18.On the Closing Date, the Vendors shall deliver to the Purchaser share certificates duly endorsed for transfer of up to 256,956 shares in the capital of the Company into the Purchaser's name representing the Shares. The Vendors shall endorse their share certificates by completing the power of attorney attached hereto as Schedule "D".
19.Within 5 business days of the later of the Closing Date or the date the
   Purchaser receives the share certificates for the Vendor's Shares, the Purchaser shall instruct its transfer agent to deliver to the respective Vendor the share certificates representing the Exchangeable Shares in the names and denominations set out in Schedule "A" hereto.
20.  The  parties  agree  that the  closing  of the  purchase  and  sale  herein contemplated will occur in escrow whereby the share certificates representing the Shares will be held by the Purchaser's solicitors in escrow, and released from escrow to the Purchaser within 5 business days after the Purchaser has instructed its transfer agent to issue and deliver the share certificates representing the Exchangeable Shares to the respective Vendor. If the Purchaser does not instruct its transfer agent to issue the share certificates for the Exchangeable Shares within 20 business days of the later of the Closing Date or the date the Purchaser receives the share certificates of the Shares, the Purchaser will instruct its solicitors to return the share certificates for the respective Vendor's Shares to the Vendor and this Agreement will be deemed not to have closed through no fault of any party and no party will have any obligations to the other party.

SURVIVAL OF REPRESENTATION, WARRANTIES AND COVENANTS

21. Except as hereinafter provided, all representations, warranties, covenants, agreements and obligations of the parties hereto shall survive and expire one year following the Closing Date.

 GENERAL

22. Each of the Vendors hereby remise, release and forever discharge the Company, its successors, heirs, executors, administrators and assigns, from all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, claims, demands and obligations whatsoever, at law or in equity, and whether known or unknown, suspected or unsuspected, which the Vendor, has had or now has or may or shall have against the Company, or which the Vendor's heirs, executors, successors and assigns can, shall or may have against the Company.
23. This Agreement and the terms hereunder shall be treated as confidential information and no disclosure thereof can be made without the written consent of the Vendors and the Company.
24. In this Agreement, words importing the singular number only shall include the plural and vice versa, and words importing the masculine gender shall include the feminine and neuter genders and vice versa, and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations and vice versa.
25. This Agreement shall be governed by and be construed in accordance with the laws of the Province of British Columbia.
26. Any notice to be given to a party hereto shall be in writing and signed by or on behalf of such party and shall be given to the other party by delivery thereto, or by sending by prepaid registered mail, telex, facsimile, telegram or cable to the address of the other as hereinbefore set forth or to such other address of which notice is given, and any notice shall be deemed not to have been sufficiently given until it is received. Any notice or other communication contemplated herein shall be deemed to have been received on the day delivered, if delivered; on the seventh business day following the mailing thereof, if sent by registered mail; and on the business day following the transmittal thereof, if sent by telex, facsimile, telegram or cable. If normal mail, telex, facsimile, telegram or cable service shall be interrupted by strike, slow down, force majeure or other cause, the party sending the notice shall utilize any of the other such services which have not been so interrupted or shall deliver such notice in order to ensure prompt receipt of same by the other party.
27. The provisions herein contained constitute the entire agreement between the parties hereto and supersede all previous communication, representations, expectations, understandings and agreements whether verbal or written between the parties or their respective representatives with respect to the subject matter of this Agreement and shall not be modified or amended except by written agreement signed by the parties to be bound thereby.
28. If any provision of this Agreement is unenforceable or invalid for any reason whatever, such unenforceability or invalidity shall not effect the enforceability or validity of the remaining provisions of this Agreement and such provision shall be severable from the remainder of this Agreement.
29.  Time shall be of the essence hereof.

30. The headings appearing in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.
31. This Agreement shall enure to the benefit of and be binding upon the parties and their successors and permitted assigns.
32. This Agreement may be executed in as many counterparts as may be necessary or by facsimile and each such agreement or facsimile so executed shall be deemed to be an original and such counterparts together shall constitute one and the same Agreement.
33. The Purchaser agrees to deliver the share certificates representing the Exchangeable Shares, when issued, to:

  ->
       -----------------------------------------------------------------------
       Print Name of Vendor (must be same as registered owner of the Shares)

       -----------------------------------------------------------------------
       Address

       -----------------------------------------------------------------------
       City, State and Postal Code

       ----------------------------------------------------------------------
       Telephone Number

     The parties hereto have executed this Agreement as of the date first above written.

                                            MARKETU INC.



                                       By: -----------------------------
                                            Kenneth Galpin, President


                                            AMRR.COM, INC.


                                       By:  -----------------------------
                                            William Coughlin, President


                                            SHAREHOLDERS OF AMRR.COM, INC.
                                            Alkamp Construction, Inc.


                                       By  -----------------------------
                                            Authorized Officer


                                           -----------------------------
                                            Sergio Balducci


                                           ------------------------------
                                            Milford Leroy Berg


                                           -----------------------------
                                            Don Charlton

                                            -----------------------------
                                            Giovanni Ciulla


                                            -----------------------------
                                            George Cooper


                                            -----------------------------
                                            Lindsey C. Crum


                                            -----------------------------
                                            Merle A. Crum


-----------------------------              -----------------------------
Aaron Daley                                 Susan Daley

                                            Desel Holdings Ltd.


                                       By   -----------------------------
                                                 Authorized Officer


                                            -----------------------------
                                            Tina Downie


-----------------------------               -----------------------------
Harvey Emerson                              Beverly Emerson


                                            -----------------------------
                                            Jim Friesen


                                            -----------------------------
                                            Rondell J. Hancoop


                                           -----------------------------
                                            Carol Anne Ingersol


                                            -----------------------------
                                            Pat Johnson


-----------------------------               -----------------------------
Alec Kalashnikov                            Barb Kalashnikov

                                            -----------------------------
                                            Ella Kalashnikov


                                            -----------------------------
                                            Martin Kenney


                                            -----------------------------
                                            Richard K. Kent

                                            Lester & Gretchen Van Mersbergen
                                            Enterprises, Inc.


                                       By   -----------------------------
                                                 Authorized Officer


                                            -----------------------------
                                            Gary Lindberg


                                            -----------------------------
                                            Andrew Lissimore


                                            -----------------------------
                                            Chris Marganelli


                                            -----------------------------
                                            David Munro


                                            -----------------------------
                                            Nancy Munro


                                            -----------------------------
                                            J. Ross Munro


                                            -----------------------------
                                            J. Scott Munro


                                            -----------------------------
                                            Keith Pinchbeck


                                            -----------------------------
                                            Lyle Ralston

                                            -----------------------------
                                            Norah Read


-------------------------                   ----------------------------
Ken Reid                                    Bonnie Reid


-------------------------                   ----------------------------
Murray J. Reimer                            Ingrid E. Reimer


                                           -----------------------------
                                            Angela Rithaler


-------------------------                   ----------------------------
Kurt Russell                                Lisa Russell


                                          -----------------------------
                                            Bruce Saunders


                                          -----------------------------
                                            Sandra Soper


-------------------------                   ----------------------------
Randy Tapella                               Leslee Tapella


                                          -----------------------------
                                            Marv Vanderpol


                                          -----------------------------
                                            Roger Van Dyken


-------------------------                   ----------------------------
Lester Van Mersbergen                       Gretchen Van Mersbergen


                                          -----------------------------
                                            Brent Wagenaar

                                            Westpoint Projects, Inc.


                                       By   ---------------------------
                                               Authorized Officer

                                  Schedule "A"

Share Allocation Table for shares of the Purchaser to be issued to the Vendors


                                                         Shares of MarketU's
                                  Shares of AMRR         Common Stock to be
  Vendors                     Owned by Each Vendor      Received by Each Vendor

  Saunders, Bruce                     27,000                   54,000

  Tapella, Leslee                     8,000                    16,000

  Johnson, Pat                         500                      1,000

  Kenney, Martin                       673                      1,346

  Reimer, Murray J. and               50,000                   100,000
  Ingrid E.

  Reid, Ken and Bonnie                2,000                     4,000

  Munro, Nancy                        3,000                     6,000

  Lindberg, Gary                      1,000                     2,000

  Ralston, Lyle                       2,691                     5,382

  Emerson, Harvey and                 4,000                     8,000
  Beverly

  Rithaler, Angela                     673                      1,346

  Soper, Sandra                       1,516                     3,032

  Downie, Tina                        1,500                     3,000

  Friesen, Jim                        3,500                     7,000

  Daley, Aaron and Susan              2,000                     4,000

  Pinchbeck, Keith                    5,000                    10,000

  Read, Norah                          673                      1,346

  Lissimore, Andrew                   2,660                     5,320

  Berg, Milford Leroy                 4,000                     8,000

  Munro, John Ross                    1,391                     2,782

  Munro, James Scott                  1,823                     3,646

  Cooper, George                      6,729                    13,458

  Desel Holdings Ltd.                 20,000                   40,000

  Munro, David                        1,000                     2,000

  Kalashnikov, Alec and               6,727                    13,454
  Barb

  Russel, Kurt and Lisa               1,345                     2,690

  Ingersol, Carol Anne                1,345                     2,690

  Kalashnikov, Ella                    673                      1,346

  Marganelli, Chris                   1,346                     2,692

  Kent, Richard                       2,000                     4,000

  Charlton, Don                       4,000                     8,000

  Balducci, Sergio                    2,000                     4,000

  Ciulla, Giovanni                    2,000                     4,000

  Van Mersbergen, Lester              10,000                   20,000
  and Gretchen

  Hancoop, Rondell J.                 10,000                   20,000

  Crum, Merle A.                      14,000                   28,000

  Van Dyken, Roger                    10,000                   20,000

  Westpoint Projects, Inc.            2,691                     5,382

  Crum, Lindsey C.                    1,000                     2,000

  Alkamp Construction Inc.            4,500                     9,000

  Wagenaar, Brent                     2,000                     4,000

  Vanderpol, Marv                     10,000                   20,000

  Lester & Gretchen Van               20,000                   40,000
  Mersbergen Enterprises,
  Inc.

                      Total          256,956                   513,912
                                     =======                   =======

                                  Schedule "B"



                 Form 10-KSB for the Fiscal Period July 31, 2000

                                  Schedule "C"



      Financial Statements of MarketU Inc. for the year ended July 31, 2000

                                  Schedule "D"

                      POWER OF ATTORNEY TO TRANSFER SHARES

For value received the undersigned hereby sells, assigns and transfers unto


                MarketU Inc., of Suite 1A, 20145 Stewart Crescent
                  Maple Ridge, British Columbia, Canada V2X 0T6
     ----------------------------------------------------------------------
                        (Name and Address of Transferee)

the following securities:



                                            share(s) of common stock in the
------------------------------------------
 capital stock of Amrr.com, Inc. (the "Corporation")  Number of Shares)

      Represented by certificate(s) number(s)
                                              --------------------------------

registered in the name of the undersigned, and hereby irrevocably constitutes and appoints Kenneth Galpin the Attorney of the undersigned to transfer the said stocks on the books of the Corporation with full power of substitution.



Dated at                         , the       day of                   , 200  .
         ------------------------      -----        ------------------     --



Signed in the presence of:



---------------------------------------  ------------------------------------
    (Signature of Witness)                  (Signature of Transferor)

Note: The signature of the Transferor must be exactly as the registration appearing on the certificate(s) without any alteration.